SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8, 2018

FORRESTER RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Acorn Park Drive

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 613-6000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

At the Annual Meeting of Stockholders of Forrester Research, Inc. (the “Company”) held on May 8, 2018 (the “Annual Meeting”), the stockholders of the Company approved the amendment and restatement of the Forrester Research, Inc. Amended and Restated Employee Stock Purchase Plan (the “Second Amended and Restated Employee Stock Purchase Plan”), pursuant to which the number of shares available for purchase was increased by 400,000 shares and certain other minor amendments were made, as previously described in the Company’s Proxy Statement on Schedule 14A filed on March 27, 2018, with such amendment and restatement effective as of March 23, 2018, the date of adoption by the Company’s Board of Directors.

The Second Amended and Restated Employee Stock Purchase Plan is included with this Current Report on Form 8-K as Exhibit 10.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

See Item 1.01.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting. Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.

Proposal 1 – The election of eight nominees to the Company’s Board of Directors.

The eight nominees named in the definitive proxy statement were elected to serve as directors. Information as to the vote on each director standing for election is provided below:

Nominee	For	Withheld	Broker Non-Votes

Jean M. Birch	16,803,952	36,010	685,297

David Boyce	16,803,956	36,006	685,297

Neil Bradford	16,803,956	36,006	685,297

George F. Colony	16,793,572	46,390	685,297

Anthony Friscia	16,803,956	36,006	685,297

Robert M. Galford	16,764,544	75,418	685,297

Gretchen G. Teichgraeber	16,782,650	57,312	685,297

Yvonne Wassenaar	16,803,952	36,010	685,297

Proposal 2 – Approval of an amendment and restatement of the Forrester Research, Inc. Amended and Restated Employee Stock Purchase Plan, including an increase in the number of shares available for purchase under the plan.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
16,825,651	14,201	110	685,297

Proposal 3 – The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
17,465,184	59,105	970	-0-

Proposal 4 – Approval by non-binding vote of Forrester Research, Inc. executive compensation.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
16,809,126	30,626	210	685,297

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amended and Restated Employee Stock Purchase Plan, effective March 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.

By	/s/ Ryan D. Darrah
Name: Ryan D. Darrah
Title: Chief Legal Officer

Date: May 10, 2018